Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of LEPOTA INC. (the “Company”) on Form 10-K for the year ended July 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I,IURII IURTAEV , Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

October 28, 2019                                                          By:       S/                                       IURII IURTAEV

                                                                                   Name:                          IURII IURTAEV

                                                                                   Title:                           President and Chief Executive Officer and Chief Financial Officer